SUPPLEMENT DATED DECEMBER 30, 2021 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2021,
as supplemented, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and Statement of Additional Information for VanEck® ETF Trust (the “Trust”) regarding VanEck Natural Resources ETF and VanEck Oil Services ETF (each, a "Fund," and together, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on November 30, 2021, the Board of Trustees (the “Board”) of the Trust, including all of the Trustees that are not interested persons of the Trust, unanimously approved Van Eck Associates Corporation’s, the investment adviser to the Funds (the “Adviser”), proposal to amend the Investment Management Agreement between the Adviser and the Trust for each Fund to convert each Fund’s management fee (the “Management Fee”) to a unitary fee structure pursuant to which the Adviser would agree to pay all of the expenses of each Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

Accordingly, effective January 1, 2022, each Fund's Summary Prospectus and Prospectus is supplemented as follows:

The "Annual Fund Operating Expenses" table (including the related footnotes) and the "Expense Example" section as included under each Fund's "Summary Information" section of the Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

VANECK NATURAL RESOURCES ETF

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(a)	0.49%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least May 1, 2023.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$50
3	$157
5	$274
10	$616

VANECK OIL SERVICES ETF

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least May 1, 2023.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

The “Management of the Funds-Investment Adviser” section of the Funds' Prospectus is hereby deleted and replaced with the following:
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to VanEck Gold Miners ETF (the “Gold Miners Investment Management Agreement”) and an investment management agreement between the Trust and Van Eck Associates Corporation with respect to each of the other Funds (the “Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreements”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. Under the Gold Miners Investment Management Agreement (but not the Investment Management Agreement), the Adviser is obligated to provide certain fund accounting services to VanEck Gold Miners ETF. As of February 28, 2021, the Adviser managed approximately $68.36 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreements is available in the Trust’s semi-annual report for the period ended June 30, 2021.
For services provided to each Fund under the Investment Management Agreements, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50% (with respect to the VanEck Agribusiness ETF, VanEck Gold Miners ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, VanEck Oil Refiners ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Steel ETF and VanEck Uranium+Nuclear Energy ETF).
From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2022 the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% (with respect to VanEck Gold Miners ETF), 0.55% (with respect to VanEck Steel ETF), 0.56% (with respect to VanEck Agribusiness ETF and VanEck Junior Gold Miners ETF), 0.57% (with respect to VanEck Rare Earth/Strategic Metals ETF), 0.59% (with respect to VanEck Oil Refiners ETF), 0.60% (with respect to VanEck Uranium+Nuclear Energy ETF) and 0.62% (with respect to VanEck Low Carbon Energy ETF) of its average daily net assets per year.
Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.
Effective January 1, 2022, pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of VanEck Natural Resources ETF and VanEck Oil Services ETF including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to VanEck Natural Resources ETF the Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.49% of its average daily net assets and for its services to VanEck Oil Services ETF the Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.35% of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least May 1, 2023 with respect to each of VanEck Natural Resources ETF and VanEck Oil Services ETF.
Prior to January 1, 2022, for the services provided to VanEck Natural Resources ETF under the Investment Management Agreement, the Fund paid the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.50%, and for services provided to VanEck Oil Services ETF under the Investment Management Agreement, the Fund paid the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.35%.
A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement with respect to VanEck Natural Resources ETF and VanEck Oil Services ETF will be available in the Trust’s annual report for the period ended December 31, 2021.

Additionally, the section entitled "Management" in the SAI with respect to each Fund is hereby supplemented as follows:
Effective January 1, 2022, under the Investment Management Agreement with VEAC for VanEck Natural Resources ETF and VanEck Oil Services ETF, VEAC is responsible for all expenses of VanEck Natural Resources ETF and VanEck Oil Services ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each of VanEck Natural Resources ETF and VanEck Oil Services ETF, each Fund has agreed to pay VEAC an annual unitary management fee equal to 0.49% and 0.35%, respectively, of each Fund’s average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2023.

Please retain this supplement for future reference.